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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 30, 2004


                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                   000-16569                         95-3866450
(State or other                (Commission                     (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


                              17075 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On January 29, 2004, CAM Commerce Solutions, Inc. issued shares related to the exercise of warrants that were issued in a private placement completed in 2000. The exercise of the warrants resulted in the issuance of 87,500 shares of common stock and cash received in the amount of $738,281. The warrants were exercised at $8.4375 per share. There are still warrants outstanding for 87,500 shares exercisable at $8.4375 per share and 175,000 shares at $24.9375 per share. The proceeds will be used for general working capital requirements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAM COMMERCE SOLUTIONS, INC.
                                    (Registrant)



Date:  January 30, 2004             /s/ Paul Caceres
                                    -----------------
                                    Paul Caceres
                                    Chief Financial and Accounting Officer


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